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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Kenneth H. Holec and Craig W. Allen, with full power to each to act without the other, his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Showcase Corporation (the "Company") for the Company's fiscal year ended March 31, 2000, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 9th day of June, 2000, by the following persons.




         /s/ Kenneth H. Holec                    /s/ Jack Noonan
    ------------------------------          ------------------------------
             Kenneth H. Holec                        Jack Noonan


         /s/ Craig W. Allen                      /s/ William Binch
    ------------------------------          ------------------------------
             Craig W. Allen                          William Binch


         /s/ Promod Haque                        /s/ C. McKenzie Lewis III
    ------------------------------          ------------------------------
             Promod Haque                            C. McKenzie Lewis III